Capital Group International Focus Equity ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 95.81% Industrials 17.76%	Shares	Value (000)
Recruit Holdings Co., Ltd.	1,668,600	$103,262
Airbus SE, non-registered shares	486,916	74,718
Siemens AG	276,553	51,945
Safran SA	227,243	49,724
Techtronic Industries Co., Ltd.	3,441,000	46,378
MTU Aero Engines AG	109,613	32,715
Ashtead Group PLC	448,186	31,773
Melrose Industries PLC	4,252,803	26,915
Volvo AB, Class B	982,995	26,096
Rolls-Royce Holdings PLC[1]	3,727,448	24,300
Daikin Industries, Ltd.	175,700	22,246
Kingspan Group PLC	254,771	22,164
International Container Terminal Services, Inc.	2,567,260	18,115
		530,351
Health care 14.11%
Novo Nordisk AS, Class B	1,142,887	158,881
Daiichi Sankyo Co., Ltd.	3,711,500	155,071
UCB SA	162,947	29,486
Sanofi	222,132	24,849
AstraZeneca PLC	124,281	21,666
Eurofins Scientific SE, non-registered shares	310,413	17,719
Grifols, SA, Class A, non-registered shares[1]	1,227,599	13,597
		421,269
Information technology 13.58%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,667,000	78,701
SAP SE	347,893	76,035
Shopify, Inc., Class A, subordinate voting shares[1]	767,359	56,838
Samsung Electronics Co., Ltd.	780,791	43,428
SK hynix, Inc.	333,205	43,327
ASML Holding NV	37,424	33,591
Constellation Software, Inc.	7,550	24,654
Renesas Electronics Corp.	1,044,200	17,957
Fujitsu, Ltd.	906,200	16,597
NICE, Ltd. (ADR)[1]	82,731	14,374
		405,502
Consumer discretionary 12.42%
MercadoLibre, Inc.[1]	42,541	87,705
adidas AG	207,805	53,292
Ferrari NV	72,432	35,806
Maruti Suzuki India, Ltd.	240,903	35,625
Flutter Entertainment PLC[1]	163,932	34,821
Evolution AB	268,173	27,854
LVMH Moët Hennessy-Louis Vuitton SE	35,832	26,708
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Sony Group Corp.	226,500	$22,001
Compagnie Financière Richemont SA, Class A	125,095	19,698
Meituan, Class B1	1,172,800	17,777
Entain PLC	1,139,259	9,665
		370,952
Financials 10.71%
Nu Holdings, Ltd., Class A1	6,192,665	92,704
Banco Bilbao Vizcaya Argentaria, SA	4,422,954	46,887
Aegon, Ltd.	5,832,869	35,617
ING Groep NV	1,800,148	32,622
NatWest Group PLC	7,049,728	31,960
Kotak Mahindra Bank, Ltd.	1,442,089	30,619
AIA Group, Ltd.	4,093,000	29,105
Axis Bank, Ltd.	1,448,704	20,300
		319,814
Materials 10.64%
Glencore PLC	16,318,946	85,898
First Quantum Minerals, Ltd.	5,827,066	73,376
Ivanhoe Mines, Ltd., Class A1	3,186,302	42,487
Shin-Etsu Chemical Co., Ltd.	790,300	34,717
Rio Tinto PLC	347,671	21,780
Anglo American PLC	699,878	20,304
Fortescue, Ltd.	1,617,136	19,998
DSM-Firmenich AG	141,178	19,195
		317,755
Energy 6.29%
Reliance Industries, Ltd.	2,986,965	107,527
Canadian Natural Resources, Ltd. (CAD denominated)	1,122,584	40,633
Cenovus Energy, Inc.	2,140,912	39,700
		187,860
Communication services 4.71%
Bharti Airtel, Ltd.	3,797,523	71,949
Tencent Holdings, Ltd.	805,900	39,480
Universal Music Group NV	1,122,921	29,331
		140,760
Consumer staples 4.49%
JBS SA	5,915,454	36,736
Danone SA	493,125	34,232
Ajinomoto Co., Inc.	631,300	24,170
Kweichow Moutai Co., Ltd., Class A	102,800	20,930
Treasury Wine Estates, Ltd.	2,324,188	17,981
		134,049
Utilities 0.59%
ENN Energy Holdings, Ltd.	2,683,700	17,518
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 0.51%	Shares	Value (000)
ESR Group, Ltd.	9,931,600	$15,411
Total common stocks (cost: $2,365,588,000)		2,861,241
Short-term securities 4.32% Money market investments 4.32%
Capital Group Central Cash Fund 5.30%[2,3]	1,288,547	128,893
Total short-term securities (cost: $128,868,000)		128,893
Total investment securities 100.13% (cost: $2,494,456,000)		2,990,134
Other assets less liabilities (0.13)%		(3,744)
Net assets 100.00%		$2,986,390
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 4.32%
Money market investments 4.32%
Capital Group Central Cash Fund 5.30%[2]	$38,033	$198,751	$107,902	$(6)	$17	$128,893	$1,003

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 8/31/2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-303-1024
Capital Group International Focus Equity ETF — Page 5 of 5